SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                     November 18, 2005 (November 15, 2005)

                           YIFAN COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                        0-23672             06-1607651
(State or other jurisdiction       (Commission File      (I.R.S. Employer
    of incorporation)                   Number)        Identification Number)


            100 William Street, Suite 2000, New York, New York 10038
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (718) 417-1668


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a)(1) Previous Independent Auditor:

            (i) Want & Ender CPA, P.C. ("Want & Ender"), the independent public auditor of Yifan Communications, Inc. ("Yifan" or the "Company"), declined to stand for re-election as the independent auditors following the filing of the Form 10-KSB of the Company for the fiscal year ended December 31, 2002, which such filing was made on May 13, 2003. Want & Ender chose not to register with the Public Company Accounting Oversight Board (PCAOB) and consequently is no longer eligible to practice before the Securities and Exchange Commission.

            (ii) Want & Ender's reports on the financial statements for the Company's fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles.

            (iii) The Company's Board of Directors participated in and approved the decision to change independent auditors.

            (iv) In connection with Want & Ender's audits for the fiscal years ended December 31, 2002 and 2001, there have been no disagreements with Yifan on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, not resolved to the satisfaction of Yifan, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its financial statements for such years.

            (v) The Company requested that Want & Ender furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

      (a)(2) New Independent Auditor:

            (i) The Company engaged Friedman LLP, New York, New York, as its new independent auditor as of November 15, 2005. Prior to such date, the Company did not consult with Friedman LLP regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Friedman LLP or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in
      Item 304(a)(1)(iv) of Regulation S-B.


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ITEM 9.01.  FINANCIAL STATEMENT AND EXHIBITS.

      (c) Exhibits:

      Exhibit Number    Description

      99.1              Letter from Want & Ender CPA, P.C.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 18, 2005

                                                      YIFAN COMMUNICATIONS, INC.

                                                      (Registrant)



                                                      By:/s/ Myint J. Kyaw
                                                      --------------------------
                                                      Myint J. Kyaw
                                                      Chief Executive Officer

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